                                                                   EXHIBIT 10.24


                               TEMPLE-INLAND INC.
                        PERFORMANCE STOCK UNITS AGREEMENT


EMPLOYEE:
------------------------------------  --------------------------------------
GRANT DATE:
------------------------------------  --------------------------------------
NUMBER OF PERFORMANCE STOCK UNITS:
------------------------------------  --------------------------------------
AWARD PERIOD:
------------------------------------  --------------------------------------
HOLDING PERIOD:
------------------------------------  --------------------------------------


         This Agreement is entered into between TEMPLE-INLAND INC., a Delaware corporation ("Temple-Inland") and the Employee named above, and is an integral and inseparable term of Employee's employment as an employee of Temple-Inland or an Affiliate. In consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, Temple-Inland and the Employee hereby agree as follows:

         1. This Agreement and the award hereunder is subject to all the restrictions, terms and provisions of the Temple-Inland Inc. 2003 Stock Incentive Plan (together, the "Plan") and of the Temple-Inland Standard Terms and Conditions for Performance Stock Units dated February 6, 2004 which are herein incorporated by reference and with which the Employee hereby agrees. Terms used in this Agreement that are not otherwise defined herein shall have the same meaning as set forth in the Plan.


         2. For the purpose set forth in the Plan, and subject to the restrictions, terms and conditions of the Plan and this Agreement, Temple-Inland hereby awards to the Employee the number of shares of Performance Stock Units stated above (the "Performance Stock Units"). No payment shall be made unless the following performance criteria is met:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Committee retains the discretion to pay less than the maximum amount of the Performance Stock Units. Notwithstanding any other provisions of this Agreement, the Committee may modify, amend or add to the Peer Group or the performance objectives outlined above at any time and from time to time even though any such modification, amendment or addition may adversely affect the rights of the Employee under this Agreement; provided, however, that in no event shall any such modification or amendment increase the amount otherwise payable to the Employee.

         3. The Performance Stock Units will be represented by a book entry credited in the name of the Employee. The Employee will not have the right to vote the Performance Stock Units, but will receive a credit to his or her account equal to the amount of all regular cash dividends payable to holders of Common Stock of record on and after the issuance of the Performance Stock Units until the distribution or forfeiture thereof or the termination of the Plan, whichever is earlier.

         4. Temple-Inland shall pay the value of the Performance Stock Units only if and to the extent that the Committee determines to make such payment. Such determination shall be made during the first three months following the expiration of the Award Period, and payment shall be made promptly after the determination. If no determination is made during such period, the Performance Stock Units shall terminate. Temple-Inland's obligation to issue shares of Common Stock in satisfaction of performance units granted hereunder shall be subject to applicable federal, state and local tax withholding requirements. The Employee agrees not to sell such Performance Stock Units or the shares of Common Stock they represent for an additional Holding Period as specified above.

         5. Except as provided in this paragraph or in the Plan, upon termination of employment, all Performance Stock Units granted hereunder shall terminate. Nothing in the Plan or this Agreement shall confer on any individual any right to continue in the employ of Temple-Inland or any of its Affiliates or interfere in any way with the right of Temple-Inland or any of its Affiliates to terminate his or her employment at any time, with or without cause, notwithstanding the possibility that the benefits receivable by an employee under this Agreement may thereby be reduced or eliminated.

         6. No right or benefit under the Plan or this Agreement shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit under the Plan or this Agreement shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit. If any Employee or beneficiary under the Plan or this Agreement should become bankrupt or attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge any right or benefit under the Plan or this Agreement, then such right or benefit shall, in the discretion of the Committee, cease and terminate, and in such event, the Committee in its discretion may hold or apply the same or any part thereof for the benefit of the Employee or his or her beneficiary, spouse, children or other dependents, or any of them, in such manner and in such proportion as the Committee may deem proper.

         7. The Employee hereby agrees that the award of performance units is special incentive compensation and that they shall not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement or profit sharing plan of Temple-Inland or any Affiliate. In addition, each Employee shall be deemed to have agreed that such award will not affect the amount of any life insurance coverage, short or long-term disability coverage, or any other pay-based benefits provided by Temple-Inland or its Affiliates.

         8. The Employee and Temple-Inland agree that this Agreement arises out of, and is inseparable from, the Employee's employment with Temple-Inland or any of its Affiliates. The Employee and Temple-Inland further agree to final and binding arbitration as the exclusive forum for resolution of any dispute of any nature whatsoever, whether initiated by the Employee or Temple-Inland, arising out of, related to, or connected with Employee's employment with, or termination by, Temple-Inland or any of its Affiliates. This includes, without limitation, any dispute arising out of the application, interpretation, enforcement, or claimed breach of this Agreement. The only exceptions to the scope of this arbitration provision are claims arising under any written agreement between the Employee and Temple-Inland or its Affiliate that expressly provides that such claims are not subject to binding arbitration. Arbitration under this provision shall be conducted under the employment dispute rules and procedures of either the American Arbitration Association or of JAMS/Endispute, according to the preference of the party initiating such arbitration. Appeal from, or confirmation of, any arbitration award under this paragraph may be made to any court of competent jurisdiction under standards applicable to appeal or confirmation of arbitration awards under the Federal Arbitration Act. This arbitration provision and related proceedings shall be subject to and governed by the Federal Arbitration Act.

         9. The Committee may from time to time modify or amend this Agreement in accordance with the provisions of the Plan. In the event of an inconsistency between any provision of the Plan and this Agreement, the terms of the Plan shall control. This Agreement shall be binding upon and inure to the benefit of Temple-Inland and its successors and assigns and shall be binding upon and inure to the benefit of the Employee and his or her legatees, distributees and personal representatives. Appeal from, or confirmation of, any arbitration award under this paragraph may be made to any court of competent jurisdiction under standards applicable to appeal or confirmation of arbitration awards generally. This Agreement is effective as of the Grant Date, but shall expire sixty (60) days after the Grant Date if the Employee (or his or her agent or attorney) does not execute and deliver a copy of this Agreement to Temple-Inland on or prior to that date. This Agreement shall be governed by and construed in accord with federal law, where applicable, and otherwise with the laws of the State of Texas.

         IN WITNESS WHEREOF, Temple-Inland has caused this Agreement to be duly executed by its officer thereunto duly authorized, and the Employee has hereunto set his or her hand, all as of the Grant Date above written.

TEMPLE-INLAND INC.



By: ---------------------------------    -------------------------------------
    Leslie K. O'Neal, Secretary